OH 180



                 To be delivered to residents of the State of Ohio

                       SUPPLEMENT TO THE PROSPECTUS OF THE
                         FRANKLIN CALIFORNIA GROWTH FUND

As required by the Ohio Division of Securities, the information in the attached prospectus is augmented as follows:

The Franklin California Growth Fund ("Fund"), as a non-diversified open-end management investment company ("mutual fund") is not restricted by federal law as to the percentage of its assets that may be invested in the outstanding voting securities of any one issuer. In compliance with Ohio law, however, the Fund may not invest more than forty-nine percent in the voting securities of any one issuer.